UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) February 12, 2021

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 12, 2021, the Board of Directors (the “Board”) of Life Storage, Inc. (the “Company”) elected Susan Harnett to the Board with a term expiring at the 2021 annual meeting of shareholders of the Company (the “2021 Annual Meeting”). At this time, Ms. Harnett will serve on the Audit and Risk Management Committee and the Compensation and Human Capital Committee.    Also, on February 12, 2021, Charles E. Lannon advised the Company that he will not be standing for re-election
for an additional term as a director of the Company at the 2021 Annual Meeting. His decision supports the Company’s ongoing succession process. Mr. Lannon indicated that his decision not to stand for re-election
does not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company. Mr. Lannon will continue to serve on the Board until the end of his current term. In connection with Ms. Harnett’s election and Mr. Lannon’s decision, the Board increased the number of directors of the Board from eight (8) to nine (9) until the 2021 Annual Meeting. At the 2021 Annual Meeting, the number of directors to be elected will be eight (8) and the size of the Board will be changed to eight (8) members, subject to further change from time to time.
Ms. Harnett, age 64, is and has since 2019 been on the board of directors of OFG Bancorp, a financial holding company based in San Juan, Puerto Rico, and currently serves on the Audit Committee and Risk and Compliance Committee of such board. She has been a mentor to digital startups and mentor at the FinTech Innovation Lab, sponsored by Partnership Fund for New York City and Accenture since 2015. She is also the cofounder of two startups, Juntos and EqualFuture Corp. and she is a National Association of Corporate Directors Governance Fellow. From 2012-2015, she was COO of North America for QBE Insurance Group Limited, one of the top insurers and reinsurers worldwide. From 2001-2012, she held four key positions at Citigroup: President of Local Consumer Lending (2011-2012), Head of Global Business Performance (2008-2011), CEO of Citibank Germany (2004-2007), and Head of Retail Banking/Deputy CEO of Citibank EMEA (2001-2004). She served as an independent director and Audit and Compensation Committee member of First Niagara Financial Group, a $40 billion in assets publicly traded bank, from 2015 until its acquisition by KeyCorp in 2016. During such service, Ms. Harnett participated in the strategic review that resulted in the $4.1 billion sale. She has also served on the Boards of QBE Insurance, CitiFinancial, CitiGermany and Visa Canada. She was Chair of Citi’s Management Board in Germany and of the Global Perspectives Advisory Group of Marquette University College of Business. She holds a Bachelor’s degree from Marquette University, an Executive Master of Business Administration degree from Northwestern University’s Kellogg Graduate School of Management, and a Board Leadership Fellow from the National Association of Corporate Directors.
There are no arrangements or understandings between Ms. Harnett and any other person pursuant to which she was elected as director of the Company and Ms. Harnett is not a party to any transaction that would require disclosure under Item 404(a) of Regulation
S-K. The
Board has affirmatively determined that Ms. Harnett is independent from management and the Company’s independent registered public accounting firm within the meaning of the New York Stock Exchange listing standards and as defined in the rules and regulations of the Securities and Exchange Commission.
Ms. Harnett will receive compensation and restricted stock grants in accordance with the Company’s director compensation program, with annual compensation being prorated for the current year.
In connection with Ms. Harnett’s appointment as director, the Company and Ms. Harnett entered into an Indemnification Agreement with respect to her service as director. The form of Indemnification Agreement is the same as the form of agreement the Company has entered into with other directors of the Company. In general, the Indemnification Agreements provide that the Company will, to the full extent permitted by applicable law, indemnify directors against all expenses, judgments, costs, fines and amounts paid in settlement actually incurred by directors in connection with any civil, criminal, administrative or investigative action brought against the directors by reason of their relationship with the Company. The Indemnification Agreements provide for indemnification rights regarding third-party claims and proceedings brought by or in the right of the Company. In addition, the Indemnification Agreements provide for the advancement of expenses incurred by directors in connection with any proceeding covered by the Indemnification Agreements as permitted by law. A copy of the form of the Indemnification Agreement is included herein as Exhibit 10.1, which exhibit is incorporated by reference.

Item 7.01	Regulation FD Disclosure.
On February 16, 2021, the Company issued a press release with respect to the matters set forth herein, a copy of which press release is furnished as Exhibit 99.1 to this Report on Form
8-K.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement .

99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: February 16, 2021

	By	/s/Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

LIFE STORAGE LP

Date: February 16, 2021	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer